UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

☒  Filed by the Registrant                             ☐  Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRI Pointe Homes, Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common stock of TRI Pointe Homes, Inc., par value $0.01 per share
	(2)	Aggregate number of securities to which transaction applies: 129,700,000
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$18.65 (calculated in accordance with Rule 457(c) and 457(f) under the Securities Act of 1933, as amended, based on the average of the high and low prices of shares of common stock of TRI Pointe Homes, Inc. as reported on the New York Stock Exchange on January 8, 2014).

	(4)	Proposed maximum aggregate value of transaction: $2,418,905,000.00
	(5)	Total fee paid: $311,554.96

☒	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

The filing fee in the amount of $311,554.96 was paid in connection with TRI Pointe Homes Inc.’s Registration Statement on Form S-4, which was filed on January 9, 2014 (Registration No. 333-193248), calculated as set forth therein.

	(2)	Form, Schedule or Registration Statement No.: Registration No. 333-193248
	(3)	Filing Party: TRI Pointe Homes, Inc.
	(4)	Date Filed: January 9, 2014

EXPLANATORY NOTE

On January 9, 2014, TRI Pointe Homes, Inc. (the “Company”) filed its Preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission. The Company has discovered typographical errors in the tables within the sections entitled “Summary Comparative Historical and Pro Forma Per Share Data” and “Comparative Historical and Pro Forma Per Share Data” located at pages 26 and 135, respectively, of the Proxy Statement. The pro forma book value per share of common stock should be $8.14 rather than the reported amount of $8.60. The sole purpose of filing this first amendment to the Proxy Statement is to correct these typographical errors. No other changes have been made to the Proxy Statement. Similar typographical errors were made to the corresponding tables on pages 41 and 178 of the Registration Statement on Form S-4 of the Company (Registration Number 333-193248) and on pages 41 and 177 of the Registration Statement on Forms S-4 and S-1 of Weyerhaeuser Real Estate Company (Registration Number 333-193251), each filed on January 9, 2014. The incorrect pro forma book value per share information should be disregarded and will be updated in subsequent amendments to these filings.

Summary Comparative Historical and Pro Forma Per Share Data

The following table sets forth certain historical and pro forma per share data for TRI Pointe. The TRI Pointe historical data have been derived from and should be read together with TRI Pointe’s unaudited financial statements and audited financial statements and related notes thereto included in Appendix I to this proxy statement. The pro forma data have been derived from the unaudited pro forma financial statements of TRI Pointe and WRECO included in this proxy statement.

These summary comparative historical and pro forma per share data are being presented for illustrative purposes only. TRI Pointe and WRECO may have performed differently had the Transactions occurred prior to the periods or the date presented. You should not rely on the pro forma per share data presented as being indicative of the results that would have been achieved had TRI Pointe and the Real Estate Business been combined during the periods or at the date presented or of the actual future results or financial condition of TRI Pointe or WRECO to be achieved following the consummation of the Transactions.

	As of and for the Nine Months Ended September 30, 2013		As of and for the Year Ended December 31, 2012
	Historical	Pro Forma	Historical	Pro Forma
	(unaudited)
Basic net income per share(1)	$0.23	$0.18	$0.12	$0.30
Diluted net income per share(1)	$0.23	$0.18	$0.12	$0.29
Weighted average common shares outstanding—Basic	30,499,006	161,298,000	21,597,907	161,298,000
Weighted average common shares outstanding—Diluted	30,514,516	162,530,000	21,597,907	162,530,000
Book value per share of common stock	$9.90	$8.14	$6.91	N/A
Dividends declared per share of common stock	$0.00	$0.00	$0.00	$0.00

(1)	Basic and diluted net income (loss) per share give effect to the conversion of the equity of the former members of TPH LLC into TRI Pointe common stock on January 30, 2013 as though the conversion had occurred at the beginning of the period or the original date of issuance, if later. The number of shares converted is based on the initial public offering price of $17.00 per share of TRI Pointe common stock.

Summary Historical Common Stock Market Price and Dividend Data

Historical market price data for WRECO have not been presented because WRECO is currently an indirect wholly owned subsidiary of Weyerhaeuser and there is no established trading market in WRECO common shares. WRECO common shares do not currently trade separately from Weyerhaeuser common shares.

Shares of TRI Pointe common stock currently trade on the NYSE under the trading symbol “TPH.” On November 1, 2013, the last trading day before the announcement of the Transactions, the last sale price of TRI Pointe common stock reported by the NYSE was $15.38. On [            ], 2014, the last trading day prior to the public announcement of the exchange offer, the last sale price of TRI Pointe common stock reported by the NYSE was $[            ]. On [            ], 2014, the last trading day prior to the filing of this proxy statement, the last sale price of TRI Pointe common stock reported by the NYSE was $[            ].

The following table sets forth the high and low sale prices of TRI Pointe common stock on the NYSE for the periods indicated as well as the dividends per share declared by TRI Pointe to TRI Pointe stockholders for these periods. The quotations are as reported in published financial sources.

HISTORICAL PER SHARE DATA, MARKET PRICE AND DIVIDEND DATA

Comparative Historical and Pro Forma Per Share Data

The following table sets forth certain historical and pro forma per share data for TRI Pointe. The TRI Pointe historical data have been derived from and should be read together with TRI Pointe’s unaudited financial statements and audited financial statements and related notes thereto included in Appendix I to this proxy statement. The pro forma data have been derived from the unaudited pro forma financial statements of TRI Pointe and WRECO included in this proxy statement.

These comparative historical and pro forma per share data are being provided for illustrative purposes only. TRI Pointe and WRECO may have performed differently had the Transactions occurred prior to the periods presented. You should not rely on the pro forma per share data presented as being indicative of the results that would have been achieved had TRI Pointe and the Real Estate Business been combined during the periods or at the date presented or of the future results or financial condition of TRI Pointe or WRECO to be achieved following the consummation of the Transactions.

	As of and for the Nine Months Ended September 30, 2013		As of and for the Year Ended December 31, 2012
	Historical	Pro Forma	Historical	Pro Forma
	(unaudited)
Basic net income per share(1)	$0.23	$0.18	$0.12	$0.30
Diluted net income per share(1)	$0.23	$0.18	$0.12	$0.29
Weighted average common shares outstanding—Basic	30,499,006	161,298,000	21,597,907	161,298,000
Weighted average common shares outstanding—Diluted	30,514,516	162,530,000	21,597,907	162,530,000
Book value per share of common stock	$9.90	$8.14	$6.91	N/A
Dividends declared per share of common stock	$0.00	$0.00	$0.00	$0.00

(1)	Basic and diluted net income (loss) per share give effect to the conversion of the equity of the former members of TPH LLC into TRI Pointe common stock on January 30, 2013 as though the conversion had occurred at the beginning of the period or the original date of issuance, if later. The number of shares converted is based on the initial public offering price of $17.00 per share of TRI Pointe common stock.

Historical Common Stock Market Price and Dividend Data

Historical market price data for WRECO has not been presented because WRECO is currently an indirect wholly owned subsidiary of Weyerhaeuser and there is no established trading market in WRECO common shares. WRECO common shares do not currently trade separately from Weyerhaeuser common shares.

Shares of TRI Pointe common stock currently trade on the NYSE under the symbol “TPH.” On November 1, 2013, the last trading day before the announcement of the Transactions, the last sale price of TRI Pointe common stock reported by the NYSE was $15.38. On [            ], 2014, the last trading day prior to the public announcement of the exchange offer, the last sale price of TRI Pointe common stock reported by the NYSE was $[            ]. On [            ], 2014, the last trading day prior to the filing of this proxy statement, the last sale price of TRI Pointe common stock reported by the NYSE was $[            ].

The following table sets forth the high and low sale prices of TRI Pointe common stock on the NYSE for the periods indicated as well as the dividends per share paid by TRI Pointe to TRI Pointe stockholders for these periods. The quotations are as reported in published financial sources.

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